Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

8. Goodwill and Other Intangible Assets

The change in the net carrying amount of goodwill for the years ended December 31, 2017 and 2016 by segment is as follows (in thousands):

	Steel Mills	Steel Products	Raw Materials	Total

Balance, December 31, 2015	$590,634	$691,067	$729,577	$2,011,278
Acquisitions	29,522	—	—	29,522
Translation	—	11,928	—	11,928

Balance, December 31, 2016	620,156	702,995	729,577	2,052,728
Acquisitions	125,328	7,004	—	132,332
Translation	—	10,998	—	10,998

Balance, December 31, 2017	$745,484	$720,997	$729,577	$2,196,058

The majority of goodwill is not tax deductible.

Intangible assets with estimated useful lives of 5 to 22 years are amortized on a straight-line or accelerated basis and are comprised of the following (in thousands):

	December 31, 2017		December 31, 2016
	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Customer relationships	$1,420,224	$641,089	$1,295,803	$566,884
Trademarks and trade names	176,471	77,208	161,851	66,494
Other	62,805	26,557	62,807	20,248

	$1,659,500	$744,854	$1,520,461	$653,626

During the third quarter of 2016, Nucor acquired the remaining ownership interest in a former joint venture entity that Nucor previously accounted for as an equity method investment. As a result of the transaction, Nucor obtained control and began to consolidate that entity. That entity’s intangible assets, the majority of which are patents, are included in other intangible assets, net in the consolidated balance sheets at December 31, 2017 and 2016. The gross amount and related accumulated amortization of these assets were $36.3 million and $6.2 million, respectively, at December 31, 2017 ($36.3 million and $2.1 million, respectively, at December 31, 2016).

Intangible asset amortization expense was $91.2 million in 2017 ($73.9 million in 2016 and $74.3 million in 2015). Annual amortization expense is estimated to be $89.6 million in 2018, $86.7 million in 2019, $84.4 million in 2020, $83.1 million in 2021 and $80.8 million in 2022.

The Company completed its annual goodwill impairment testing as of the first day of the fourth quarters of 2017, 2016 and 2015 and concluded that as of such dates there was no impairment of goodwill for any of its reporting units. We do not believe there are any reporting units at significant risk of goodwill impairment in the next 12 months. However, assumptions in estimating reporting unit fair values are subject to a high degree of judgment and complexity. Changes in assumptions and estimates may affect the estimated reporting unit fair values and could result in impairment charges in future periods.

There are no significant historical accumulated impairment charges, by segment or in the aggregate, related to goodwill.